PROXY

                         THE BOMBAY COMPANY, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned security holder of The Bombay Company, Inc., a Delaware corporation, hereby appoints Elaine D. Crowley and Brian N. Priddy, and each of them, with full power of substitution, to represent and vote on behalf of the undersigned all securities which the undersigned is entitled to cast at the Annual Meeting of Shareholders scheduled to be held on Thursday, May 16, 2002, at 9:00 A.M., local time, at the Botanic Garden Center Complex, 3220 Botanic Garden Boulevard, Fort Worth, Texas 76107, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such securities upon the matters described in the Notice of Annual Meeting and Proxy Statement(receipt of which is hereby acknowledged), and upon any other business that may properly come before the Annual Meeting.

The securities represented by this Proxy will be voted as specified below, but if no specification is made, the Proxies named above intend to vote the securities at their discretion FOR the election of the nominees listed in Proposal 1, FOR the plan amendment proposal in Proposal 2 and otherwise at the discretion of the Proxies.

THE BOMBAY COMPANY,INC.
c/o EquiServe
P.O. Box 43068
Providence, RI 02940


*Vote by Telephone*                              *Vote by Internet*
It's fast, convenient, and immediate!            It's fast, convenient,
Call Toll-Free on a Touch-Tone Phone             and your vote is immediately
1-877-PRX-VOTE (1-877-779-8683).                 confirmed and posted.

Follow these four easy steps:                    Follow these four easy steps:
1. Read the accompanying Proxy                   1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.             Statement/Prospectus
                                                    and Proxy Card.
2. Call the toll-free number                     2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).              http://www.eproxyvote.com/bba
3. Enter your Voter Control Number located on    3. Enter your Voter Control
                                                    Number
   your Proxy Card above your name.                 located on your Proxy Card
4. Follow the recorded instructions.                above your name.

**Your vote is important!**                    **Your vote is important!**
Call 1-877-PRX-VOTE anytime!                   Go to
                                               http://www.eproxyvote.com/bba
                                               anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

                               DETACH HERE
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|X|     Please mark votes as in this example.
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THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR THE ELECTION OF THE NOMINEES         THE BOARD OF DIRECTORS RECOMMENDS
LISTED BELOW AS DIRECTORS.                    A VOTE FOR THE PLAN
                                              AMENDMENT PROPOSAL.

1. To elect Class B Directors:                2. Proposal to amend and restate
        Nominees: (01) John H. Costello          the Company's Employee Stock
                  (02) James A. Marcum           Purchase Plan.
                  (03) Carmie Mehrlander
                                                 FOR      AGAINST        ABSTAIN
                                                  -          -              -
        FOR     WITHHELD                         | |        | |            | |
         -          -                             -          -              -
        | |        | |
         -          -                         3. In their discretion upon such
                                                 other matters
                                                 as may properly come
 -
| | _____________________
 -  For all nominees except
    as noted above

                                                             -
              MARK HERE IF YOU PLAN TO ATTEND THE MEETING   | |
                                                             -
                                                             -
              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT | |
                                                             -

                  IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE, SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.
                  Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor,administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. (Only one signature is required in the case of securities registered in the name of two or more persons.)

Signature:_______________________________ Date:__________

Signature:_______________________________ Date:__________